UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Under §240.14a-12

MENLO THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

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MENLO THERAPEUTICS INC.
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 3, 2020
To the Stockholders of Menlo Therapeutics Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Menlo Therapeutics Inc., a Delaware corporation (the “Company”), will be held on August 3, 2020, at 10:00 a.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807, for the following purposes:
1.
To elect two Class II directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected;

2.
To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020;

3.
To approve and adopt amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”) to (i) effect a reverse stock split of the Company’s common stock on or before August 3, 2021 at a ratio ranging from 1-for-2 shares up to a ratio of 1-for-7 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Stock Split”), and (ii) reduce the number of authorized shares of the Company’s common stock by a corresponding ratio (the “Authorized Share Reduction”); and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on June 10, 2020 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; and FOR the approval and adoption of the Reverse Stock Split Amendment, as described in Proposal No. 3 of the Proxy Statement.
Due to concerns about the coronavirus (COVID-19) pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are planning for the possibility that the annual meeting may be held by means of remote communication (i.e., a virtual-only meeting or hybrid virtual/physical meeting). If we take this step, we will publicly announce the decision in a press release that will also be filed with the U.S. Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on the Investor tab of our website, http://www.menlotherapeutics.com, as soon as practicable before the Annual Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the meeting before planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.

Please retain the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual meeting. We also encourage all stockholders to continue to review guidance from public health authorities as the time for the Annual Meeting approaches.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT, OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019 AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2020 AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors
David Domzalski
President and Chief Executive Officer
Bridgewater, New Jersey
June 22, 2020

MENLO THERAPEUTICS INC.
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
August 3, 2020
We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of Menlo Therapeutics Inc. (referred to herein as the “Company”, “Menlo”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 3, 2020, at 10:00 a.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have also retained D.F. King & Co., LLC to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) over the internet in lieu of mailing printed copies. We intend to begin mailing the Notice of Internet Availability to our stockholders of record as of June 10, 2020 (the “Record Date”) for the first time on or about June 22, 2020. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials, the Form 10-K and the Form 10-Q so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K and the Form 10-Q are also available in the “Financial Information” section of our website at http://ir.menlotherapeutics.com/financials/sec-filings.
The only outstanding voting securities of Menlo are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 167,622,305 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.
Due to concerns about the coronavirus (COVID-19) pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are planning for the possibility that the annual meeting may be held by means of remote communication (i.e., a virtual-only meeting or a hybrid virtual/physical meeting). If we take this step, we will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and we will post the announcement and additional information on the Investor tab of our website, http://www.menlotherapeutics.com, as soon as practicable before the Annual Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the meeting before planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.
Please retain the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual meeting. We also encourage all stockholders to continue to review guidance from public health authorities as the time for the Annual Meeting approaches.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card were first made available for access by our stockholders on or about June 22, 2020 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 167,622,305 shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
What am I being asked to vote on?
You are being asked to vote on four proposals:
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Proposal 1 — the election of two Class II directors to hold office until our 2023 annual meeting of stockholders;

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Proposal 2 — the ratification of the selection, by the Audit Committee of our Board, of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), as our independent registered public accounting firm for the year ending December 31, 2020; and

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Proposal 3 — the approval and adoption of amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”) to (i) effect a reverse stock split of the Company’s common stock on or before August 3, 2021 at a ratio ranging from 1 share-for-2 shares up to a ratio of 1 share-for-7 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Stock Split”), and (ii) reduce the number of authorized shares of the Company’s common stock by a corresponding ratio (the “Authorized Share Reduction”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
How do I vote?
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For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify.

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For Proposal 2, you may either vote “For” or “Against” or abstain from voting.

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For Proposal 3, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

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To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.

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To vote by telephone, you may vote by proxy by calling the toll free number found on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Who counts the votes?
Broadridge Financial Solutions (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, Broadridge will tabulate all returned votes on behalf of your broker.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes for all proposals and, with respect to Proposals 2 and 3, “Against” votes and abstentions and with respsect to Proposals 2 and 3, broker non-votes. In addition, with respect to Proposal 1, the election of directors, the inspector of election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The ratification of the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. We believe the approval and adoption of the Reverse Stock Split Amendment (Proposal 3) is considered routine under applicable rules. However, it is possible that brokers will not have discretionary authority with respect to the Reverse Stock Split Amendment, in which case, if you do not instruct your broker how to vote with respect to the Reverse Stock Split Amendment, your broker may not vote with respect to such proposal and there may be broker non-votes. The election of directors (Proposal 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.
How many votes are needed to approve the proposals?
With respect to Proposal 1, the election of directors, the nominee for each seat receiving a plurality — or the highest number of “For” votes — will be elected. Only votes “For” will affect the outcome.
With respect to Proposal 2, the affirmative vote of the majority of votes cast affirmatively or negatively is required for approval. Only votes “For” or “Against” will affect the outcome and abstentions and broker non-votes will have no effect. This is a routine proposal and therefore we do not expect any broker non-votes.
With respect to Proposal 3, the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required for approval. Abstentions and broker non-votes will have the same effect as an “Against” vote.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:

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“For” the election of each of the two nominees for director;

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“For” the ratification of the appointment of PricewaterhouseCoopers as our independent registered public accounting firm; and

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“For” the approval and adoption of the Reverse Stock Split Amendment.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.

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You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
Stockholders intending to present a proposal at the 2021 annual meeting of stockholders for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) must submit the proposal to our Corporate Secretary at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807. Such proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and must be received by the Company no later than February 22, 2021.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting when such matter is not submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act. Generally, notice of a nomination or proposal not submitted pursuant to Rule 14a-8 must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Accordingly, for our 2021 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no earlier than April 5, 2021 and no later than May 5, 2021. If the date of the annual meeting, however, is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered, or mailed and received, not earlier than the 120th day prior to such annual meeting date and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person, or by remote communication, if applicable, or represented by proxy at the Annual Meeting. On the Record Date, there were 167,622,305 shares outstanding and entitled to vote. Accordingly, 83,811,153 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
Implications of being an “emerging growth company.”
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (1) (a) December 31, 2023, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.07 billion, or (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
Attending the Annual Meeting
Directions to our Annual Meeting, to be held at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807, are available at: http://www.menlotherapeutics.com/contact/.
Due to concerns about the coronavirus (COVID-19) pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are planning for the possibility that the annual meeting may be held by means of remote communication (i.e., a virtual-only meeting or a hybrid virtual/physical meeting). If we take this step, we will publicly announce the decision in a press release that will also be filed with the U.S. Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on the Investor tab of our website, http://www.menlotherapeutics.com, as soon as practicable before the Annual Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the meeting before planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.
Please retain the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual meeting. We also encourage all stockholders to continue to review guidance from public health authorities as the time for the Annual Meeting approaches.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
The Board currently consists of six seated directors, divided into the three following classes:
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Class I directors: Anthony Bruno, Elisabeth Sandoval and Steven Basta, whose current terms will expire at the annual meeting of stockholders to be held in 2022;

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Class II directors: Sharon Barbari and Rex Bright, whose current terms will expire at the Annual Meeting; and

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Class III director: David Domzalski, whose current term will expire at the annual meeting of stockholders to be held in 2021.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
Ms. Barbari and Mr. Bright have been nominated to serve as a Class II director and have each agreed to stand for election. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NAMED NOMINEE.

The following table sets forth, for the Class II nominees (who are currently standing for election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of June 5, 2020 and office held within the Company:
Name(1)	Age	Office Held With the Company	Director Since
Class I Directors whose terms expire at the 2022 annual meeting of stockholders
Steven Basta(2)	54	Director	2015
Anthony Bruno(2)(3)	64	Director	2020
Elisabeth Sandoval(3)(4)	58	Director	2019
Class II Directors whose terms expire at the Annual Meeting
Sharon Barbari(2)(3)(4)	65	Director	2020
Rex Bright(3)(4)	80	Director	2020
Class III Director whose term expires at the 2021 annual meeting of stockholders
David Domzalski	53	President, Chief Executive Officer and Director	2020

(1)
In accordance with the Agreement and Plan of Merger, dated as of November 10, 2019, as amended on December 4, 2019, on March 9, 2020 (the “Merger Agreement”), Ms. Barbari and Messrs. Bright, Bruno and Domzalski were appointed to the Board. In addition, Dr. Stanley Hirsch was also appointed to the Board on March 9, 2020 in connection with the merger, but subsequently resigned from the Board on April 9, 2020.

(2)
Member of the Nominating and Corporate Governance Committee.

(3)
Member of the Compensation Committee.

(4)
Member of the Audit Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2023 Annual Meeting of Stockholders
Sharon Barbari has served on our Board since March 9, 2020 (the “Closing Date”) and previously served as a director of Foamix Pharmaceuticals Ltd. (“Foamix”) from January 2019 until the Closing Date. She is currently retired. She previously served as the Executive Vice President of Finance and Chief Financial Officer of Cytokinetics Inc. from July 2009 to July 2017, and prior to then, she served as Senior Vice President of Finance and Chief Financial Officer from September 2004 through June 2009. From September 2002 to August 2004, Ms. Barbari served as Chief Financial Officer and Senior Vice President of Finance and Administration of InterMune, Inc., a biopharmaceutical company. From January 1998 to June 2002, she served at Gilead Sciences, Inc., a biopharmaceutical company, and held several positions of increasing responsibility including most recently as its Vice President and Chief Financial Officer. Ms. Barbari has served on the board of directors of Sonoma Pharmaceuticals, Inc. since March 2014 and the Association of Bioscience Finance Officers since 2007. Ms. Barbari received a B.S. in Accounting from San Jose State University. The Board believes that Ms. Barbari’s long career as a senior financial executive and her leadership roles in various biotechnology and pharmaceutical companies provides broad and experienced knowledge of the global pharmaceutical business and industry, as well as extensive accounting expertise, to the Board and to the Company.
Rex Bright has served on our Board since the Closing Date and previously served as a director of Foamix from January 2019 until the Closing Date. Mr. Bright is currently retired, but previously held chief executive officer positions in the health care industry for over 20 years. Mr. Bright was the co-founder and

Chief Executive Officer of SkinMedica, a specialty pharmaceutical business that was later acquired by Allergan in 2012. Mr. Bright also held executive positions for Allergan, Johnson & Johnson and GlaxoSmithKline. He currently serves on the board of MDRejuvena and previously served as a director of RestorGenex Corporation until 2016 when the company was acquired and Clarify Medical. Mr. Bright holds a B.A. in Business Administration and Marketing from Drury University. The Board believes that Mr. Bright’s extensive experience as an executive in the pharmaceutical industry, including in specialty pharmaceuticals, provides valuable insight of the pharmaceutical industry to the Board and to the Company.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE ABOVE NAMED NOMINEES
Director Continuing in Office Until the 2021 Annual Meeting of Stockholders
David Domzalski is the Company’s President and Chief Executive Officer and also serves as a director. From July 2017 until the Closing Date, Mr. Domzalski served as the Chief Executive Officer of Foamix. He also served as a director of Foamix beginning in January 2018. Mr. Domzalski’s tenure with Foamix began in April 2014 and previously served as President of its U.S. subsidiary. Previously, Mr. Domzalski was the Vice President of Sales and Marketing at LEO Pharma Inc. from 2009 to 2013. Mr. Domzalski holds a B.A. in economics and political science from Muhlenberg College in Allentown, Pennsylvania. We believe Mr. Domzalski is qualified to serve on our Board given his leadership position with the Company and his extensive experience in leadership roles in the pharmaceutical industry.
Directors Continuing in Office Until the 2022 Annual Meeting of Stockholders
Steven Basta served as our President and Chief Executive Officer from September 2015 until the Closing Date and has served as a member of our Board since September 2015. From October 2011 until August 2015, Mr. Basta served as Chief Executive Officer of AlterG, a privately held medical device company. From November 2002 to February 2010, Mr. Basta served as Chief Executive Officer of BioForm Medical, a publicly listed medical aesthetics company acquired by Merz, and from February 2010 to September 2011 served as Chief Executive Officer of Merz Aesthetics, the successor to BioForm Medical. Mr. Basta is currently a board member of the publicly listed company, Viveve Medical (since September 2018) and serves as Chairman of the Board of Viveve (since January 2019). Mr. Basta previously served on the board of Carbylan from September 2009 to November 2016. Mr. Basta served on the board of RF Surgical (acquired by Medtronic) from December 2013 to August 2015. Mr. Basta received a B.A. from The Johns Hopkins University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Basta is qualified to serve on our Board because of his extensive experience in leadership and management roles at various life sciences companies.
Anthony Bruno served as a director of Foamix from November 2018 until the Closing Date. Mr. Bruno also served as a strategic advisor to Foamix from 2014 until August 2018. Mr. Bruno is currently retired. He previously served as a strategic consultant to various healthcare-focused investment funds from 2011 to January 2018 and was employed at Warner Chilcott from 2000 to 2011, most recently as Executive Vice President, with responsibility for all business development activities including product acquisitions and divestitures as well as licensing agreements. Mr. Bruno also spent 16 years at Warner Lambert, holding several positions of increasing strategic responsibility. Mr. Bruno began his legal career as an associate with Shearman & Sterling. Mr. Bruno holds a B.A. in Political Science from Syracuse University, and a J.D. from The George Washington University Law School. We believe Mr. Bruno is qualified to serve on our Board given his experience as an accomplished pharmaceutical executive with broad expertise in the legal, business development, and corporate development functions within the industry, as well as significant experience in product licensing and M&A transactions.
Elisabeth Sandoval has served as a member of our Board since March 2019. Ms. Sandoval currently serves as a consultant to the pharmaceutical industry. From September 2016 to April 2019, Ms. Sandoval served as the Chief Commercial Officer and Executive Vice President of Corporate Strategy of Alder Biopharmaceuticals, a public biopharmaceutical company, with primary responsibility for leading and developing commercial strategy, capabilities and execution. Ms. Sandoval was also responsible for developing and leading medical affairs, investor relations, corporate communications and business development functions. Before joining Alder, Ms. Sandoval was Chief Commercial Officer for Kythera Biopharmaceuticals,

a public biopharmaceutical company, where she led the commercial strategy and execution including the hiring and development of all commercial functions and launch of a first-in-class product prior to Kythera’s acquisition by Allergan. Before Kythera, Ms. Sandoval was Vice President of Marketing for Bausch and Lomb Surgical. Prior to this position, Ms. Sandoval was Vice President of Global Marketing at Allergan. Ms. Sandoval also serves on the board of directors for Alastin Skincare, a privately held company. Ms. Sandoval began her career in research and development at Johnson & Johnson’s Ethicon division. She holds an M.B.A. from Pepperdine University and a B.S. in Biology from the University of California, Irvine. We believe that Ms. Sandoval is qualified to serve on our Board because of her background working in the dermatology industry and her experience in strategic planning, business transactions, sales operations and executive leadership.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has engaged PricewaterhouseCoopers as our independent registered public accounting firm for the year ending December 31, 2020, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Mayer Hoffman McCann P.C. (“Mayer Hoffman”) previously audited the Company’s financial statements for each of our fiscal years since the fiscal year ended December 31, 2014. On April 2, 2020, our Audit Committee appointed Kesselman & Kesselman (“Kesselman”), a member firm of PricewaterhouseCoopers, as the Company’s independent registered public accounting firm and dismissed Mayer Hoffman as the Company’s independent registered public accounting firm. During the two years ended December 31, 2019 and December 31, 2018, and for the subsequent interim period through the date of their dismissal, there were no: (i) disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Mayer Hoffman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Mayer Hoffman, would have caused Mayer Hoffman to make reference thereto in their reports; or (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K. Mayer Hoffman’s report on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company previously provided Mayer Hoffman with a copy of the foregoing disclosures and requested that Mayer Hoffman provide the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of Mayer Hoffman’s letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2020.
Kesselman served as the independent registered public accounting firm for Foamix prior to the Closing Date. The Audit Committee appointed Kesselman to preserve continuity for the review of the Company’s period ended March 31, 2020. On June 9, 2020, the Audit Committee appointed PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and dismissed Kesselman. In connection with the review of the period ended March 31, 2020, there were no: (i) disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Kesselman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Kesselman, would have caused Kesselman to make reference thereto in their reports; or (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company previously provided Kesselman with a copy of the foregoing disclosures and requested that Kesselman provide the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of Kesselman’s letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2020.

Principal Accountant Fees and Services
The following table provides information regarding the fees incurred to Mayer Hoffman during the years ended December 31, 2019 and 2018. The Audit Committee pre-approved the fees set forth below.
	Year Ended December 31,
	2019	2018
	(In thousands)
Audit Fees	$335,080	$241,799
Total Fees	$335,080	$241,799
Pre-Approval Policies and Procedures
The Audit Committee or a delegate of the Audit Committee pre-approves, or provides pursuant to pre-approvals policies and procedures for the pre-approval of, all audit and non-audit services provided by its independent registered public accounting firm. This policy is set forth in the charter of the Audit Committee and is available at http://ir.menlotherapeutics.com/index.php/governance/documents-charters.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at http://ir.menlotherapeutics.com/governance/documents-charters. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Menlo’s audited financial statements as of and for the year ended December 31, 2019.
The Audit Committee has discussed with Mayer Hoffman McCann P.C., the Company’s independent registered public accounting firm for the year ended December 31, 2019, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with Mayer Hoffman McCann P.C. their independence and received from Mayer Hoffman McCann P.C. the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with Mayer Hoffman McCann P.C., with and without management present, the scope and results of Mayer Hoffman McCann P.C.’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC. The Audit Committee has selected PricewaterhouseCoopers as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and is seeking ratification of such selection by the stockholders.
During 2019, the members of the Audit Committee were Paul Berns, Ted Ebel and David McGirr. The Board had previously reviewed the status of each of Messrs. Berns, Ebel and McGirr and determined that each met the independence requirements under the applicable rules and regulations of the SEC and the Nasdaq Stock Market LLC (“Nasdaq”). Each of Messrs. Berns, Ebel and McGirr participated in the relevant review, discussions and procedures disclosed in this report and recommended to the Board the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC. In accordance with the Merger Agreement, Messrs. Berns, Ebel and McGirr resigned as members of the Board and the Audit Committee effective March 9, 2020. These resignations were not in connection with any disagreements with the Company relating to the Company’s operations, policies or practices.
Also, Mses. Sharon Barbari and Elisabeth Sandoval were appointed as members of the Audit Committee on March 19, 2020 and Mr. Rex Bright was appointed as a member of the Audit Committee effective as of April 9, 2020. The Board has reviewed the status of each of Mses. Barbari and Sandoval and Mr. Bright and has confirmed that each meets the independence requirements under the applicable rules and regulations of the SEC and Nasdaq.
Accordingly, although Mses. Barbari and Sandoval and Mr. Bright appear as signatories to this report, each were not a member of the Audit Committee during the relevant review, discussions, procedures and recommendation disclosed in this report.
Audit Committee
Sharon Barbari, Chair
Rex Bright
Elisabeth Sandoval
The foregoing report of the Audit Committee does not constitute soliciting material and is not be deemed filed or incorporated by reference into any filing of Menlo Therapeutics Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Menlo Therapeutics Inc. specifically incorporates such report by reference therein.

PROPOSAL NO. 3
APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT
General
The Company is asking stockholders to adopt and approve a proposed amendment to our Amended Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction. Our Board has unanimously approved and declared advisable the proposed amendment, and recommends that our stockholders adopt and approve the proposed amendment. The foregoing description of the proposed amendment is a summary and is subject to the full text of the proposed certificate of amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which is attached to this proxy statement as Annex A.
If stockholders approve this proposal, the Board will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split and the Authorized Share Reduction only if the Board determines that the Reverse Stock Split and the Authorized Share Reduction would be in the best interests of the Company and its stockholders. The Reverse Stock Split and Authorized Share Reduction could become effective as soon as the business day immediately following the Annual Meeting. The Board also may determine in its discretion not to effect the Reverse Stock Split and the Authorized Share Reduction and not to file the Certificate of Amendment. The Company will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split or the Authorized Share Reduction.
The Reverse Stock Split Amendment, if effected, will effect the Reverse Stock Split of the outstanding shares of the Company’s common stock at a ratio ranging from 1-for-2 shares up to a ratio of 1-for-7 shares, which ratio will be selected by the Company’s Board and set forth in a public announcement. As of the June 10, 2020 record date, 167,622,305 shares of our common stock were issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board, issued and outstanding shares of stock as illustrated in the table under the caption “— Effects of the Reverse Stock Split and the Authorized Share Reduction — Effect on Shares of Common Stock.”
The Reverse Stock Split Amendment will also result in a reduction of the total number of shares of the Company’s common stock that the Company is authorized to issue by a corresponding ratio. See “— Effects of the Reverse Stock Split and the Authorized Share Reduction — Effect on Shares of Common Stock” for the number of shares of common stock authorized but not outstanding that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split and the Authorized Share Reduction.
All holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split and the Authorized Share Reduction. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. See “— Fractional Shares” for more information regarding cash payments in lieu of fractional shares. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares.
Reasons for the Reverse Stock Split and Authorized Share Reduction
Reverse Stock Split
In connection with the merger transaction involving the Company and Foamix (the “Merger”), the Company issued 0.5924 of a share of the Company’s common stock and one contingent stock right (a “CSR”) for each Foamix ordinary share (“Foamix Share”) owned by each Foamix shareholder on the Closing Date. Following the distribution of the Company’s common stock on the Closing Date, there were

61,384,522 shares of our common stock issued and outstanding. Subsequently, following the receipt of the results of the Phase 3 clinical trials for serlopitant for the treatment of pruritis associated with prurigo nodularis on April 6, 2020, and pursuant to the terms of the Contingent Stock Rights Agreement, dated as of March 9, 2020, by and between the Company and American Stock Transfer & Trust Company, LLC, each CSR was converted into 1.2082 shares of Common Stock, resulting in an effective exchange ratio in the Merger of 1.8006 shares of Company common stock for each Foamix Share. Following the distribution of shares of common stock underlying the CSRs, there were 136,051,289 shares of common stock issued and outstanding. As of the Record Date, there were 167,622,305 shares of common stock outstanding. Following the conversion of the CSRs and the distribution of the shares of Company common stock in respect thereof, the Board believes that the current number of shares outstanding is too high for a company of our size and believes it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split in order to reduce the number of shares outstanding to a number more consistent with other companies with similar market capitalizations.
On June 8, 2020, the closing sale price of our common stock was $2.23 per share. We are seeking approval to enact the Reverse Stock Split because we expect that the trading price of our common stock will increase as a result of having fewer shares outstanding following the Reverse Stock Split. Our Board believes that an increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in, or recommend investments in, our common stock. Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which would be dependent on many factors, including general economic, market and industry conditions as well as factors specific to the Company, including its financial results and outlook, and other factors detailed from time to time in the reports we file with the SEC.
Authorized Share Reduction
As a matter of Delaware law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of our common stock. However, if stockholders adopt and approve the amendment to the Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction and the Reverse Stock Split is implemented, the authorized number of shares of our common stock also would be reduced by a corresponding ratio.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-7 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:
•
the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

•
the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•
business developments affecting us;

•
continued compliance with Nasdaq listing standards and other rules applicable to the Company; and

•
prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split and the Authorized Share Reduction
We cannot assure you that the proposed Reverse Stock Split will increase our stock price.
We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.
Effective Time
The effective time of the Reverse Stock Split and the Authorized Share Reduction (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The Effective Time could occur as soon as the business day immediately following the Annual Meeting and could be as late as August 3, 2021. However, the exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.
If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split and the Authorized Share Reduction, the Reverse Stock Split and the Authorized Share Reduction may be delayed or abandoned.
Fractional Shares
Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.
Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.
If you believe that you may not hold sufficient shares of common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:
•
purchasing a sufficient number of shares of the Company’s common stock; or

•
if you have shares of common stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.
Effects of the Reverse Stock Split and the Authorized Share Reduction
General
If the Reverse Stock Split is implemented by our Board, after the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split and the Authorized Share Reduction will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.
Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Effects on Shares of Common Stock
The following table contains approximate information, based on share information as of June 5, 2020, relating to our outstanding common stock based on the proposed reverse stock split ratios and information regarding our authorized shares assuming that the proposal is approved and the Reverse Stock Split and the Authorized Share Reduction are implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Not Outstanding(1)
Pre-Reverse Stock Split	300,000,000	136,514,805	163,485,195
Post-Reverse Stock Split 1:2	150,000,000	68,257,402	81,742,598
Post-Reverse Stock Split 1:4	75,000,000	34,128,701	40,871,299
Post-Reverse Stock Split 1:6	50,000,000	22,752,467	27,247,533

(1)
As of June 5, 2020, the Company had 21,218,002 shares of common stock underlying outstanding employee stock options and restricted stock units, 2,373,948 shares of common stock reserved for issuance under the Company’s 2019 Equity Incentive Plan, 2,184,769 shares of common stock reserved for issuance under the Company’s 2018 Omnibus Incentive Plan and 9,371,258 shares of common stock reserved for issuance under the Company’s 2019 Employe Share Purchase Plan. See “— Effect on the Company’s Equity Plans.”

After the effective date of the Reverse Stock Split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.
Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on Nasdaq. Following the Reverse Stock Split, our common stock will continue to be listed on Nasdaq.
Effect on Preferred Stock
Pursuant to our Amended and Restated Certificate of Incorporation, our capital stock consists of 20,000,000 shares of Preferred Stock, par value $0.0001 per share, and 300,000,000 shares of common stock. The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.
Effect on Par Value
The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001.
Reduction In Stated Capital
As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect on the Company’s Equity Plans
Under our 2009 Israeli Share Option Plan (the “2009 Plan”), 2015 Israeli Share Incentive Plan (the “2015 Plan”) and 2019 Equity Incentive Plan (the “2019 Plan”), each of which we assumed following the Merger, and under our 2011 Stock Incentive Plan (the “2011 Plan”) and 2018 Omnibus Incentive Plan (the “2018 Plan” and together with the 2009 Plan, 2011 Plan, 2015 Plan and 2019 Plan, the “Stock Plans”), the Board has discretion to determine the appropriate adjustment to the awards granted under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the 2018 Plan and 2019 Plan, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans, are expected to be proportionately adjusted by the Board to reflect the Reverse Stock Split. The Board will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Board is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans. The Board will also determine the appropriate adjustments to our 2019 Employee Share Purchase Plan, which we assumed in the Merger.
For illustrative purposes only, if a 1-for-5 reverse stock split is effected, the 2,373,948 shares that remain available for issuance under the 2019 Plan as of June 5, 2020, are expected to be adjusted to 474,789 shares, and the 2,184,769 shares that remain available for issuance under the 2018 Plan as of June 5, 2020, are expected to be adjusted to 436,953 shares, each subject to increase pursuant to their respective terms. Further, for illustrative purposes only, if a 1-for-5 reverse stock split is effected, an outstanding stock option for 5,000 shares of common stock, exercisable at $3.50 per share, would be adjusted as a result of a 1-for-5 split ratio into an option exercisable for 1,000 shares of common stock at an exercise price of $17.50 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.
At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
Vote Required
Under Delaware law, the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required to adopt and approve the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction. Because adoption and approval of the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction requires a majority of the outstanding shares, an abstention or broker non-vote with respect to the reverse stock split proposal will have the same effect as a vote “Against” the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split or the Authorized Share Reduction that is not shared by all of our other stockholders.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.
This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.
EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.
The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes, and the remainder of this discussion assumes the Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the Board will follow with respect to board composition, board committees, board nomination, director qualifications and evaluation of the board and committees. The corporate governance guidelines and the charter for each committee of the Board may be viewed at http://ir.menlotherapeutics.com/index.php/governance/documents-charters.
Independence of the Board of Directors and its Committees
Under the rules of the Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the closing of our initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. We currently satisfy the audit committee independence requirements of Rule 10A-3. Additionally, compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board determined that all of our current directors, except for Messrs. Domzalski and Basta, are “independent directors” as defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of Nasdaq. In addition, the Board had previously determined that former directors Paul Berns, Albert Cha, M.D., Ph.D., Ted Ebel, Stanley Hirsch, David McGirr, Aaron Royston, and Scott Whitcup, who resigned from the Board in 2019 and in March and April 2020, qualified as independent.
Leadership Structure of the Board
Our amended and restated bylaws and corporate governance guidelines provide our Board with flexibility to designate the position of Chairman of the Board, and if so, to combine or separate the positions of Chairman of the Board and Chief Executive Officer, or to implement a lead director in accordance with its determination that utilizing a particular structure would be in the best interests of our company.
Our Board has concluded that our current leadership structure, which does not include a board Chairman or lead director, is appropriate at this time because the current arrangement fosters open and efficient communication between our Board and management team, provides balanced leadership and accountability across our Board, and promotes efficient development and execution of the Company’s strategic plan. Our Board periodically reviews our leadership structure and may make changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Meetings of the Board of Directors
The Board met eight times during the fiscal year ended December 31, 2019. The audit committee met four times, the compensation committee met four times and the nominating and corporate governance committee met zero times. Each member of the Board attended at least 75% of the aggregate number of meetings of our Board. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. All incumbent directors attended last year’s annual meeting.
Committees of the Board of Directors
Our Board has the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.
Name	Audit	Compensation	Nominating and Corporate Governance
David Domzalski	—	—	—
Sharon Barbari	X(1)(2)	X	X
Rex Bright	X	X(1)	—
Tony Bruno		X	X(1)
Steven Basta	—	—	X
Elisabeth Sandoval	X	X	—

(1)
Committee Chairperson

(2)
Qualifies as an “audit committee financial expert” as such term is defined under applicable SEC and Nasdaq rules

Below is a description of each committee of the Board.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:
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appoints our independent registered public accounting firm;

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evaluates the independent registered public accounting firm’s qualifications, independence and performance;

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determines the engagement of the independent registered public accounting firm;

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reviews and approves the scope of the annual audit and the audit fee;

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discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

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approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

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monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
reviews our critical accounting policies and estimates; and

•
reviews the audit committee charter and the committee’s performance at least annually.

The current members of our audit committee are Mses. Barbari and Sandoval and Mr. Bright, with Ms. Barbari serving as the chairperson of the committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Ms. Barbari is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that Mses. Barbari and Sandoval and Mr. Bright are independent under the applicable rules of the SEC and Nasdaq.
The audit committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the audit committee charter is available to security holders on our website at http://ir.menlotherapeutics.com/governance/documents-charters.
Compensation Committee
Our compensation committee oversees policies and makes determinations relating to compensation and benefits of our current and prospective officers, directors and employees. The compensation committee periodically evaluates the performance of our Company, and where appropriate, our officers, in light of the goals and objectives it has established, and determines and approves, or may recommend to the Board to approve, the bonus award, if any, payable to these officers. The compensation committee may establish compensation and make bonus awards to our chief executive officer directly or may make recommendations to the Board regarding compensation and bonus awards payable to our chief executive officer. Our compensation committee also reviews director compensation and makes recommendations to the Board regarding director compensation. The compensation committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans. The compensation committee will periodically review and evaluate the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.
The current members of our compensation committee are Messrs. Bright and Bruno and Mses. Barbari and Sandoval, with Mr. Bright serving as the chairperson of the committee. Our Board has determined that each of Messrs. Bright and Bruno and Mses. Barbari and Sandoval is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Our executive officers submit proposals to the Board and the compensation committee regarding our executive compensation. Our Chief Executive Officer also annually reviews the performance of each executive officer and makes recommendations regarding their compensation. The compensation committee considers those recommendations in determining base salaries, adjustments to base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers and other members of senior management.
In 2019, the compensation committee retained the services of Compensia to advise the committee on compensation adjustments for the 2019 calendar year. The committee determined that no additional review was required by Compensia for 2019 adjustments due to the proximity to the 2019 review. The compensation committee has evaluated the independence of its outside advisors, including outside compensation advisor and legal counsel, considering the independence factors specified in the listing requirements of Nasdaq and concluded their work for the compensation committee does not raise any conflicts of interest.
The compensation committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the compensation committee charter is available to security holders on our website at http://ir.menlotherapeutics.com/governance/documents-charters.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The current members of our nominating and corporate governance committee are Messrs. Basta and Bruno and Ms. Barbari, with Mr. Bruno serving as the chairperson of the committee. Our Board has determined that each of Mr. Bruno and Ms. Barbari is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. Mr. Basta served as the Chief Executive Officer of the Company until the Closing Date and is therefore not independent under the applicable rules. However, pursuant to Nasdaq Rule 5605(e)(3), Mr. Basta was selected to serve on the nominating and corporate governance committee because (i) the nominating and corporate governance committee is comprised of two independent directors in addition to Mr. Basta, (ii) Mr. Basta was neither a current executive officer or employee of the Company at the time of his appointment to the nominating and corporate governance committee, nor a family member of any current executive officer of the Company, and (iii) the Board determined that Mr. Basta’s membership on the nominating and corporate governance committee, in this limited circumstance, was warranted and in the best interests of the Company and its stockholders, because he would be able to provide substantial insight and guidance on potential director nominees and succession planning given his former position as Chief Executive Officer of the Company and his many years of experience in the industry.
The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the nominating and corporate governance committee charter is available to security holders on our website at http://ir.menlotherapeutics.com/governance/documents-charters.
Our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:
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personal and professional integrity;

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ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company;

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experience in the pharmaceutical industry;

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experience as a board member or executive officer of another publicly held company;

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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

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conflicts of interest; and

•
practical and mature business judgment.

Currently, our nominating and corporate governance committee and Board evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The nominating and corporate governance committee will consider individuals who are properly proposed by stockholders to serve on the Board in accordance with laws and regulations established by the SEC and the Nasdaq listing requirements, our bylaws and applicable corporate law, and make recommendations to the Board regarding such individuals based on the established criteria for members of our Board. The nominating and corporate governance committee may consider in the future whether we should adopt a more formal policy regarding stockholder nominations.
For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide us with notice, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of our common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our corporate secretary, at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
Ms. Barbari and Mr. Bright, who were first appointed to our Board in March 2020, have been identified as nominees for the Board by Mr. Domzalski, our Chief Executive Officer, and by the non-management directors, and recommended to the nominating and corporate governance committee and later approved by our Board.
Compensation Committee Interlocks and Insider Participation
As noted above, our compensation committee consists of Messrs. Bright and Bruno and Mses. Barbari and Sandoval. None of the members of our compensation committee is or has at any time been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board or compensation committee.
Stockholder Communications with the Board of Directors
The Board will consider any written or electronic communication from our stockholders to the Board, a committee of the Board or any individual director. Any stockholder who wishes to communicate to the Board, a committee of the Board or any individual director should submit written or electronic communications to our secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our secretary to the Board, a committee of the Board or an individual director, as appropriate, on a periodic basis, but in any event no later than the Board’s next scheduled meeting. The Board, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our secretary.
Prohibition on Margin Accounts and Hedging and Similar Transactions
Our employees and directors are subject to an insider trading policy that, among other things, prohibits them from holding Company securities in a margin account or pledging Company securities as collateral for a loan. In addition, our insider trading policy prohibits employees and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock. We prohibit these transactions because they may reduce the individual’s incentive to improve our performance, focus the individual on short-term performance at the expense of long-term objectives, and misalign the individual’s interests with those of our stockholders generally

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions since January 1, 2019 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Credit Agreement and Guaranty
In connection with the Merger, the Company became a party to the Amended and Restated Credit Agreement and Guaranty (the “Credit Agreement”), dated as of March 9, 2020, by and among Foamix Pharmaceuticals Inc., a Delaware corporation (the “Borrower”), Foamix, the Company, the lenders party thereto and Perceptive Credit Holdings II, LP (“Perceptive”), as administrative agent for the lenders. Foamix and the Borrower originally entered into the Credit Agreement on July 29, 2019. The Credit Agreement provides for a senior secured delayed draw term loan facility in an aggregate principal amount of up to $50.0 million, and as of March 31, 2020, approximately $35.0 million was drawn under the Credit Agreement. The Borrower will be permitted to borrow an additional $15 million before September 30, 2020 provided that the Borrower achieves certain revenue targets set forth in the Credit Agreement. Loans under the Credit Agreement bear interest equal to the sum of (A) 8.25% (subject to increase in accordance with the terms of the Credit Agreement) plus (B) the greater of (x) the one-month LIBOR as of the second business day immediately preceding the first day of the calendar month or the date of borrowing (if such loan is not outstanding as of the first day of the calendar month), as applicable, and (y) 2.75%. Since July 29, 2019, a total of approximately $1.8 million of interest payments have been paid to the lenders under the Credit Agreement, including Perceptive. Perceptive beneficially owns approximately 15.5% of the Company’s common stock.
Director and Executive Officer Compensation
Please see “Director Compensation” and “Executive Compensation” for information regarding the compensation of our directors and executive officers.
Employment Agreements
We have entered into employment agreements with our executive officers. For more information regarding these agreements, see below “Executive Compensation — Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End.”
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into or intend to enter into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the U.S. Securities Act of 1933, as amended, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee will be tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

DIRECTOR COMPENSATION
The following compensation policy was applicable to all of our non-employee directors for the 2019 fiscal year:
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Initial Equity Grants. Each non-employee director who joins the board receives an option to purchase shares of our common stock, subject to the option vesting in three equal installments on each anniversary of the director’s service and subject to continued service, as follows: if our stock price is less than or equal to $8.00 per share on the date of grant, the director receives a grant in the amount of 45,000 shares; if our stock price is greater than $8.00 per share on the date of grant, the director receives a grant of a number of shares having a Black-Scholes value of $180,000.

•
Annual Retainers. At each annual meeting of stockholders, each non-employee director who has served in such capacity for at least six months will receive an additional retainer for service on the board consisting of an option to purchase common stock, with the shares subject to the option vesting one year after the grant date, subject to continued service, as follows: if our stock price is less than or equal to $8.00 per share on the date of grant, the director receives a grant in the amount of 22,500 shares; if our stock price is greater than $8.00 per share on the date of grant, the director receives a grant of a number of shares having a Black-Scholes value of $90,000. In addition, each of our non-employee directors will receive an annual cash retainer of $40,000, and our non-employee directors will also receive annual cash compensation for service as chair of our board of directors or as lead independent director, if such positions are appointed, or as a member or chair of committees of our board of directors, as set forth in the table below:

Additional annual retainer fees for service as Chair of the Board	$40,000
Additional annual retainer fees for service as Lead Independent Director	$25,000
Additional annual retainer fees for service as a member or chair of (with chair fees inclusive of fees for service as a member):
	Member	Chair
Audit Committee	$8,000	$16,000
Compensation Committee	$6,000	$12,000
Nominating and Corporate Governance Committee	$4,000	$8,000
The exercise price per share of each option granted under this policy will be equal to the per share fair market value of our stock on the date of grant. Each such option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s service with us. In the event of a change of control transaction, any unvested portion of an equity award granted under this policy will fully vest and become exercisable immediately prior to the effective date of such transaction, subject to the non-employee director’s continuous service with us on the effective date of such transaction. Cash retainers will be paid on a quarterly basis in arrears, pro-rated based on the days served in the applicable fiscal quarter. In addition, none of our non-employee directors shall in any event be permitted to receive cash and equity-based compensation (calculated based on grant date fair value) exceeding, in the aggregate, $500,000 in any calendar year.
Our director compensation policy was adopted by our Board in consideration of a number of factors, including its assessment of a director compensation report from Compensia, which our Board previously engaged to prepare a competitive assessment of non-employee director compensation. The Compensia report delivered to our Board in December 2017 recommended a director compensation program based on the 50th percentile of a comparator group.
In March 2019, we granted Ms. Sandoval 33,355 option awards in connection with her appointment as a director. The award has an exercise price of $8.24 and vests over three years from the vesting commencement date of March 19, 2019.
In June 2019, we granted Mr. Burns, Mr. Ebel, Mr. McGirr, and Dr. Whitcup annual option awards with respect to 22,500 shares, respectively, in connection with their continued service as directors. The awards have an exercise price of $6.02 per share and fully vest over one year from the vesting commencement date of June 25, 2019. Additionally, in June 2019, we granted Ms. Sandoval 11,645 shares in connection with her continued service as a director. The award has an exercise price of $6.02 per share and vests over three years from the vesting commencement date of March 19, 2019. The vesting of each stock option held by our non-employee directors accelerates in full upon a “Change in Control.” On the Closing Date, pursuant to the Merger Agreement, Giants Merger Subsidiary, Ltd. merged with and into Foamix, with Foamix surviving as a wholly owned subsidiary of the Company (the “Merger”). The Merger constituted a “Change in Control” for purposes of our pre-Merger equity plans. As a result, the vesting of each stock option held by our non-employee directors was accelerated in full upon the Merger.
We also reimburse all of our non-employee directors for all reasonable and customary business expenses in accordance with Company policy.
Director Compensation Table
The following table sets forth information for the fiscal year ended December 31, 2019 regarding the compensation awarded to, earned by or paid to our non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Albert Cha, M.D., Ph.D.(1)	9,967	—	9,967
Paul Berns(4)	52,000	83,925	135,925
Ted Ebel(4)	60,000	83,925	143,925
David McGirr(4)	62,000	83,925	145,925
Aaron Royston, M.D.(2)	22,000	83,925	105,925
Elisabeth Sandoval(3)	36,161	223,346	259,507
Scott Whitcup, M.D.(4)	48,000	83,925	131,925

(1)
Dr. Cha resigned from our Board in March 2019.

(2)
Dr. Royston resigned from our Board in August 2019.

(3)
Ms. Sandoval was appointed to our Board in March 2019.

(4)
Messrs. Berns, Ebel and McGirr and Dr. Whitcup resigned from our Board upon the Merger. For additional information regarding the interests of our non-employee directors in the Merger, please refer to the registration statement on Form S-4 (File No. 333-235351) (as amended, the “Form S-4”) filed by the company, which was declared effective by the SEC on January 7, 2020.

As of December 31, 2019, our non-employee directors held the following equity awards:
Name	Shares Underlying Outstanding Options
Paul Berns	65,780
Ted Ebel	65,778
David McGirr	65,780
Elisabeth Sandoval	45,000
Scott Whitcup, M.D.	159,099

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers:
Name	Age	Position(s)
David Domzalski	53	President, Chief Executive Officer and Director
Andrew Saik	51	Chief Financial Officer and Treasurer
Mutya Harsch	45	General Counsel, Chief Legal Officer and Secretary
Iain Stuart	47	Chief Scientific Officer
Matthew Wiley	48	Chief Commercial Officer
David Domzalski.   For Mr. Domzalski’s business experience, see “Directors Continuing in Office Until the 2021 Annual Meeting of Stockholders,” above.
Andrew Saik is the Company’s Chief Financial Officer. He previously served as the Chief Financial Officer and a director of PDS Biotechnology Corporation (“PDS”), a clinical stage immuno-oncology company, from March 2019 until March 2020. Prior to joining PDS, Mr. Saik served as the Chief Financial Officer of Edge Therapeutics, Inc. (“Edge”) from October 2017 until its merger with PDS in March 2019. Prior to Edge, Mr. Saik served as CFO at Vertice Pharma, LLC from August 2015 until July 2017 and at Auxilium Pharmaceuticals, Inc. from August 2014 to April 2015. From February 2013 to August 2014, Mr. Saik was Senior Vice President, Finance and Treasurer at Endo Health Solutions, Inc. (“Endo”). Prior to Endo, Mr. Saik served in senior financial management roles with increasing responsibility at Valeant Pharmaceuticals International, including Senior Vice President, Finance and CFO of the Specialty Pharmaceutics Business. Mr. Saik holds a Master of Business Administration from the University of Southern California and a Bachelor of Arts from the University of California, Los Angeles.
Mutya Harsch is the Company’s General Counsel and Chief Legal Officer. From January 2019 until March 2020, Ms. Harsch served as the General Counsel and Chief Legal Officer of Foamix. She previously served as Foamix’s General Counsel and Senior Vice President of Legal Affairs from January 2018 to January 2019. Ms. Harsch has over 19 years of legal experience, previously holding positions as Special Counsel, Mergers & Acquisitions at Cooley LLP from 2015 to 2017 and as a corporate lawyer at Davis Polk & Wardwell from 2005 to 2015. Ms. Harsch received her J.D. and B.A. from the University of California at Berkeley.
Iain Stuart, Ph.D. is the Company’s Chief Scientific Officer. From January 2019 until March 2020, Dr. Stuart served as the Chief Scientific Officer of Foamix. Dr. Stuart previously served as Foamix’s Senior Vice President of Research & Development from August 2017 to January 2019 and as Vice President of Clinical Development from October 2016 to 2017. Prior to joining Foamix, Dr. Stuart held several positions, including Vice President of Medical Strategy and Scientific Affairs at LEO Pharma, Inc. from 2008 to 2016. Dr. Stuart holds a Ph.D. from Glasgow Caledonian University in Scotland.
Matthew Wiley is the Company’s Chief Commercial Officer. From November 2018 until March 2020, Mr. Wiley served as the Chief Commercial Officer of Foamix. Mr. Wiley has more than 20 years of commercial experience across a broad range of specialty pharmaceutical categories. Prior to joining Foamix, Mr. Wiley held several positions of increasing responsibility at Jazz Pharmaceuticals from 2012 to 2018, including as Vice President of Marketing and Business Unit Lead for the company’s sleep disorder portfolio. He holds a B.A. in English from Syracuse University.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our named executive officers, or NEOs. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Our Chief Executive Officer and our two other most highly compensated officers for the year ended December 31, 2019 were:
•
Steven Basta, our former President and Chief Executive Officer;

•
Kristine Ball, our former Senior Vice President, Corporate Strategy and Chief Financial Officer; and

•
Paul Kwon, M.D., our former Chief Scientific Officer

We refer to these executive officers as our named executive officers. Each of our NEOs ceased employment with the Company upon the Merger. For additional information regarding the interests of our NEOs in the Merger, please refer to the Form S-4.
Summary Compensation Table
The following table shows information regarding the compensation of our named executive officers for services performed in the years ended December 31, 2019 and 2018.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Steven Basta Former President and Chief Executive Officer	2019	598,000	305,877	974,304	—	—	1,878,181
	2018	580,000	319,000	—	1,706,865	—	2,605,865
Kristine Ball Former Senior Vice President, Corporate Strategy and Chief Financial Officer	2019	416,000	154,752	327,624	—	—	898,376
	2018	400,000	160,000	—	705,478	—	1,265,478
Paul Kwon, M.D. Former Chief Scientific Officer	2019	412,000	153,264	327,624	—	—	892,888

(1)
The amounts reported in the bonus column represent discretionary payments made based on 2019 and 2018 performance. In connection with the Merger in order to mitigate potential negative tax consequences to both the Company and the NEO under Section 280G and 4999 of the Internal Revenue Code, bonus in respect of 2019 performance was paid in December 2019.

(2)
The amounts reported in the stock awards and option awards columns represent the grant date fair value of the restricted stock units and stock options granted to our named executive officers during 2019 and 2018 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 9 to the financial statements included in the Company’s Annual Report on Form 10-K, filed on March 3, 2020.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth all outstanding equity awards held by each of the named executive officers as of December 31, 2019. On December 11, 2019, the vesting of outstanding restricted stock units granted to our named executive offices was fully accelerated in order to mitigate potential negative tax consequences to both the Company and the named executive officers, and restricted stock units were settled in shares. Therefore, such restricted stock units are not included in the following table, but are reflected in the table setting forth information relating to the beneficial ownership of our common stock in the section entitled “Information About Stock Ownership.”

		Option Awards
Name	Vesting Commencement Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date
Steven Basta	11/30/2015	357,641	—	1.83	2/2/2026
	8/24/2017(2)	49,530	35,379	4.83	8/24/2027
	5/3/2018(2)	23,556	35,334	8.49	5/3/2028
	12/10/2018(2)	35,475	106,425	5.51	12/10/2028
Kristine Ball	9/14/2017	97,381	75,742	4.83	9/14/2027
	5/3/2018(2)	25,333	38,667	8.49	5/3/2028
	12/10/2018(2)	24,000	72,000	5.51	12/10/2028
Paul Kwon, M.D.	2/2/2016	167,175	3,557	1.83	2/2/2026
	8/24/2017(2)	10,371	7,409	4.83	8/24/2027
	5/3/2018(2)	25,333	38,667	8.49	5/3/2028
	12/10/2018(2)	16,000	48,000	5.51	12/10/2028

(1)
Except as otherwise noted, options vest and become exercisable as to 1/4th of the shares underlying the option on the first anniversary of the vesting commencement date and as to 1/48th of the shares underlying the option on each monthly anniversary of the vesting commencement date thereafter, subject to the holder continuing to provide services to us through such vesting date.

(2)
These options vest and become exercisable as to 1/48th of the shares underlying the award on each monthly anniversary of the vesting commencement date thereafter, subject to the holder continuing to provide services to us through such vesting date.

(3)
These options were accelerated and vested in full upon the Merger. For further discussion, please see the paragraphs entitled “2019 Equity Award Grants” below.

Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End
We have entered into agreements with each of our named executive officers in connection with his or her employment with us. These agreements set forth the terms and conditions of employment of each NEO, including base salary, initial equity award grants and standard employee benefit plan participation. Our board of directors or the compensation committee reviews each NEO’s base salary and other compensation from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities.
2019 Salaries
For fiscal year 2019, Mr. Basta’s annual base salary was $598,000, Ms. Ball’s annual base salary was $416,000, and Dr. Kwon’s annual base salary was $412,000.
Terms and Conditions of 2019 Annual Bonuses
Each NEO’s target bonus opportunity is expressed as a percentage of base salary that can be achieved by meeting corporate objectives at a target level. Each of our NEO’s target bonus opportunity is set in their employment agreements, as amended with us. The 2019 annual bonus for Mr. Basta, Ms. Ball and Dr. Kwon were targeted at 55%, 40% and 40% of their respective base salaries.
For 2019, all of our NEOs were eligible to earn their annual bonuses pursuant to the achievement of certain performance goals. The performance goals for annual bonuses are reviewed and approved annually by the compensation committee of our board of directors and Mr. Basta’s annual bonus was reviewed and approved by the board of directors. Following a review of the corporate goals attained in 2019, the overall bonus funding was approved at 91% of the target for 2019, and, in connection with the Merger in order to mitigate potential negative tax consequences to both the Company and the NEO under Section 280G and 4999 of the Internal Revenue Code, each of our NEO’s annual bonus was paid at 91% of his or her target bonus amount in December 2019. Thus, for fiscal year 2019, Mr. Basta’s bonus was $305,887, Ms. Ball’s bonus was $154,752 and Dr. Kwon’s bonus was $153,265.
2019 Equity Award Grants
On July 29, 2019, we granted Mr. Basta 238,800 restricted stock units and each of Ms. Ball and Mr. Kwon 80,300 restricted stock units. The restricted stock unit awards were scheduled to vest in equal installments on the first two anniversaries of the date of grant, subject to the named executive officer’s continued service through the applicable vesting date. On December 11, 2019, the vesting of the restricted stock units was fully accelerated in connection with the Merger in order to mitigate potential negative tax consequences to both the Company and the named executive officers.
In accordance with Mr. Basta’s option agreement and employment agreement, as amended, on the date of a “Change in Control” transaction (as defined in the 2011 Stock Incentive and 2018 Omnibus Incentive Plans, or the “2011 and 2018 Plans”), vesting will accelerate with respect to 100% of the options that Mr. Basta holds immediately prior to the Change in Control transaction. The Merger constitutes a Change in Control for purposes of our equity plans. As a result, the vesting of each stock option held by Mr. Basta was accelerated in full upon the Merger.
In accordance with our standard form option agreement and form option grant notice, in connection with a “Change in Control,” each option granted to Ms. Ball and Dr. Kwon that is scheduled to vest and, if applicable, become exercisable, on or after the twelve (12) month anniversary of such event (ignoring, for this purpose, any accelerated vesting provisions) shall instead vest and, if applicable, become exercisable on the date of such 12 month anniversary. However, if Ms. Ball or Dr. Kwon is terminated by us without “cause” or resigns for “good reason” (each as defined in the 2011 and 2018 Plans) within the twelve (12) month period following a “Change in Control,” then, subject to the execution and non-revocation of a general release of claims in favor of the Company, all options will vest and become exercisable upon such termination. The Merger constituted a “Change in Control” for purposes of our equity plans and Ms. Ball and Dr. Kwon ceased employment with the Company upon the Merger. As a result, the vesting of each stock option held by Mr. Ball and Dr. Kwon was accelerated in full upon the Merger.
Change in Control and Severance Provisions
Steven Basta. Under Mr. Basta’s employment agreement, as amended, in the event Mr. Basta’s employment with us is terminated without “cause” (as defined below) or he resigns from his employment for “good reason” (as defined below), and Mr. Basta executes and does not revoke a general release of claims in favor of us, then Mr. Basta is entitled to receive the following: (i) an amount equal to twelve (12) months of base salary, payable in one lump sum; (ii) COBRA premiums paid by us for the twelve (12) month period following his termination and (iii) accelerated vesting with respect to the number of shares underlying any equity incentives or options that are subject to vesting and that would have otherwise vested during the twelve (12) month period following his termination.
In addition, if Mr. Basta is terminated by us without cause or he resigns from his employment for good reason during the three (3) months before and twelve (12) month period following a Change in Control (as defined in the 2018 Omnibus Incentive Plan), Mr. Basta will receive (i) a lump-sum cash payment in cash equal to the sum of (a) eighteen (18) months’ base salary plus (b) one and a half times (1.5x) target annual bonus plus (c) target annual bonus, pro-rated monthly for any partial year and (ii) COBRA premiums paid by us for the eighteen (18) month period following his termination (the “Basta Change in Control Severance”).
The severance payments and benefits described above commence within 60 days following Mr. Basta’s termination date, provided that Mr. Basta has signed and not revoked a release of claims in favor of the Company.

Mr. Basta ceased employment with the Company upon the Merger, which constituted a Change in Control, and as a result Mr. Basta became entitled to receive the Basta Change in Control Severance payments and benefits, subject to the foregoing release requirements.
For purposes of Mr. Basta’s employment agreement:
“cause” means if it has caused or is reasonably expected to result in material injury to the Company: (i) the executive’s gross negligence or willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy, which failure is not corrected within 30 days after the board of directors has given the executive written notice specifying the failure in reasonable detail, and he or she had an opportunity to address the board of directors with, at the executive’s option, counsel present; (ii) the executive’s intentional commission of any act of fraud, embezzlement or dishonesty against the Company or any other willful misconduct; (iii) the executive’s improper, unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the executive owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) the executive’s willful breach of any material obligations under any written agreement or covenant with the Company, which failure is not corrected within 30 days after the board of directors has given the executive written notice specifying the failure in reasonable detail, and the executive has had an opportunity to address the board of directors with, at the executive’s option, counsel present.
“good reason” means the occurrence at any time of any of the following without the executive’s prior written consent: (i) removal from the current executive officer position held by such executive with respect to the Company resulting in a material diminution of the executive’s authority, duties or responsibilities (other than a mere change in title following any merger or consolidation of the Company with another entity); (ii) the assignment of duties or responsibilities materially inconsistent with those customarily associated with the position of such executive officer or a material diminution of the executive’s position, authority, duties or responsibilities (other than a mere change in title following any merger or consolidation of the Company with another entity); (iii) a material reduction in the executive’s base salary; (iv) any willful failure or willful breach by the Company of any of the material obligations of the executive’s employment agreement; or (v) a requirement that the executive relocate his principal place of business by more than 50 miles; provided that the executive will not be deemed to have good reason unless (a) the executive first provides the Company with written notice of the condition giving rise to good reason within 90 days of its initial occurrence, and (b) the Company fails to cure such condition within 30 days after receiving such written notice.
Kristine Ball and Paul Kwon.   Under Ms. Ball’s and Dr. Kwon’s employment agreements, as amended, in the event Ms. Ball’s or Dr. Kwon’s employment with us is terminated without “cause” (as defined below) or resigns from employment for “good reason” (as defined below), and Ms. Ball or Dr. Kwon executes and does not revoke a general release of claims in favor of us, then Ms. Ball or Dr. Kwon will receive (i) an amount equal to nine (9) months of base salary payable in one lump sum; and (ii) COBRA premiums paid by the Company for nine (9) months.
In addition, upon a termination without cause or a resignation for good reason during the three (3) months before and twelve (12) month period following a Change in Control, Ms. Ball or Dr. Kwon are entitled to receive (i) a lump-sum cash payment equal to: (a) twelve (12) months’ base salary plus (b) one times (1x) annual target bonus plus (c) target annual bonus, pro-rated monthly for any partial year and (ii) COBRA premiums paid by the Company during the twelve (12) month period following the executive’s termination of employment (the “NEO Change in Control Severance”).
The severance payments and benefits described above commence within 60 days following the executive’s termination date, provided that the executive has signed and not revoked a release of claims in favor of the Company.
Ms. Ball and Dr. Kwon ceased employment with the Company upon the Merger, which constituted a Change in Control, and as a result they became entitled to receive the NEO Change in Control Severance payments and benefits, subject to the foregoing release requirements.
For purposes of Ms. Ball’s and Dr. Kwon’s employment agreement:

“cause” means (i) the executive’s gross negligence or willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) the executive’s commission of any act of fraud, embezzlement or dishonesty against the Company or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) the executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the executive owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) the executive’s willful breach of any obligations under any written agreement or covenant with the Company.
“good reason” means the occurrence at any time of any of the following without the executive’s prior written consent: (i) a material diminution of the executive’s authority, duties or responsibilities (other than a mere change in title following any merger or consolidation of the Company with another entity); (ii) the assignment of duties or responsibilities materially inconsistent with those customarily associated with the position of such executive officer or a material diminution of the executive’s position, authority, duties or responsibilities (other than a mere change in title following any merger or consolidation of the Company with another entity); (iii) a material reduction in the executive’s base salary; (iv) any willful failure or willful breach by the Company of any of the material obligations of the executive’s employment agreement; (v) a requirement that the executive relocate executive’s principal place of business by more than 50 miles; or (vi) under Dr. Kwon’s employment agreement only, a requirement that the executive travel more than 30% of the time; provided that the executive will not be deemed to have good reason unless (a) the executive first provides the Company with written notice of the condition giving rise to good reason within 90 days of its initial occurrence, and (b) the Company fails to cure such condition within 30 days after receiving such written notice.
Terms and Conditions of 401(k) Plan
We participate in a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual limits of the Code. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Employee Benefits and Perquisites
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance. We do not provide our NEOs with perquisites or other personal benefits, other than the retirement, health and welfare benefits that apply uniformly to all of our employees.

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of June 9, 2020, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our current directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after June 9, 2020 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 167,622,305 shares of our common stock outstanding as of June 9, 2020. Shares of our common stock that a person has the right to acquire within 60 days after June 9, 2020 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Menlo Therapeutics Inc., 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
Name of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
5% and Greater Stockholders:
Perceptive Advisors LLC(1)	22,876,410	13.6%
Named Executive Officers and Directors:
Steven Basta(2)	1,314,671	*
Kristine Ball(3)	385,657	*
Paul Kwon(4)	369,046	*
David Domzalski(5)	1,463,637	*
Sharon Barbari(6)	88,971	*
Rex Bright(7)	228,805	*
Anthony Bruno(8)	115,192	*
Elisabeth Sandoval(9)	45,000	*
All current directors and executive officers as a group (10 persons)(10)	3,722,110	2.2%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
This stockholder’s beneficial ownership presented herein is based on information contained in the Schedule 13G filed with the SEC on June 11, 2020. As reported in the 13G, (i) Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”) directly holds 22,876,410 shares of common stock, (ii) Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to the Master Fund and may be deemed to beneficially own the shares directly held by the Master Fund, (iii) Joseph

Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund and (iv) the business address of each of Master Fund, Perceptive Advisors and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003. The amount included in this line does not include a warrant exercisable for 990,330 shares of Menlo common stock as such warrant is not currently exercisable.
(2)
Mr. Basta served as the Company’s Chief Executive Officer until the Closing Date. The amount included in this line item includes 536,537 shares of common stock and 783,300 shares of common stock underlying options that are currently exercisable. These options were accelerated and vested in full upon the Merger. This amount does not include 45,000 shares of common stock underlying options that have not vested and do not vest within 60 days of June 9, 2020.

(3)
Ms. Ball served as the Company’s Chief Financial Officer until the Closing Date. The amount included in this line item includes 52,534 shares of common stock and 333,123 shares of common stock underlying options that are currently exercisable. These options were accelerated and vested in full upon the Merger.

(4)
Dr. Kwon served as the Companys Chief Scientific Officer until the Closing Date. The amount included in this line item includes 52,534 shares of common stock and 316,512 shares of common stock underlying options that are currently exercisable. These options were accelerated and vested in full upon the Merger.

(5)
Includes 195,250 shares of common stock and 1,268,387 shares of common stock underlying equity awards that are exercisable or will become exersiable within 60 days of June 9, 2020. This line item does not include 1,051,955 shares of common stock underlying RSUs and 1,566,461 shares of common stock underlying options that do not vest within 60 days of June 9, 2020.

(6)
Includes 88,971 shares of common stock underlying options that have vested. Does not include 45,000 shares of common stock underlying options that do not vest within 60 days of June 9, 2020.

(7)
Includes 226,378 shares of common stock underlying options that have vested and 2,427 shares of common stock underlying options that will vest within 60 days of June 9, 2020. Does not include 106,227 shares of common stock underlying options that do not vest within 60 days of June 9, 2020.

(8)
Includes 115,192 shares of common stock. Does not include 52,173 shares of common stock underlying equity awards that do not vest within 60 days of June 9, 2020.

(9)
Ms. Sandoval served on the Board prior to the Merger and continues to serve on our Board. The amount included in this line item includes 45,000 shares underlying options that are currently exercisable. These options were accelerated and vested in full upon the Merger. This amount does not include 45,000 shares of common stock underlying options that have not vested and do not vest within 60 days of June 9, 2020.

(10)
Includes 978,005 shares of common stock and 2,744,105 shares of common stock underlying equity awards that have vested or will vest within 60 days of June 9, 2020. Does not include 5,030,050 shares of common stock underlying equity awards that do not vest within 60 days of June 9, 2020.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table contains information about our equity compensation plans as of June 5, 2020. As of June 5, 2020, we had three equity compensation plans, our 2018 Plan, our 2019 Plan and 2019 Employee Share Purchase Plan, which have been approved by our board of directors and our stockholders.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights and vesting of RSUs	Weighted-average exercise price of outstanding options, warrants and rights and weighted-average grant date price of RSUs	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders(1)(2)	23,198,662	$2.68	13,929,975
Equity compensation plans not approved by security holders	—	—	—
Total	23,198,662	$2.68	13,929,975

(1)
Includes the 2009 Israeli Share Option Plan, 2015 Israeli Share Incentive Plan, 2019 Equity Incentive Plan and 2019 Employee Share Purchase Plan (the “2019 ESPP”), each of which we assumed following the Merger, and our 2011 Stock Incentive Plan and 2018 Omnibus Incentive Plan.

(2)
The 2018 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2018 Plan shall be increased on the first day of each year beginning in 2019 by a number equal to the least of (x) 3,000,000 shares, (y) four percent of the number of shares outstanding as of the last day of the immediately preceding calendar year, or (z) a lesser number of shares determined by the plan administrator.

(3)
Includes 2,184,769 shares under the 2018 Plan, 2,373,948 shares under the 2019 Plan and 9,371,258 shares available under the 2019 ESPP.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the SEC. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2019, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner, except that Mr. Ronald Krasnow, our former General Counsel, filed one Statement Of Changes In Beneficial Ownership on Form 4, regarding one transaction, later than the time prescribed by the SEC.

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Menlo stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807 or (3) request from the Company by calling 800-755-7936. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Form 10-Q, Proxy Statement, Proxy Card or Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 with the SEC. Each is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Menlo stockholder, we will mail without charge a copy of our Form 10-K and Form 10-Q, including the financial statements, but excluding exhibits to the Form 10-K and Form 10-Q. Exhibits to these filings are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
By Order of the Board of Directors
David Domzalski
President and Chief Executive Officer
June 22, 2020

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MENLO THERAPEUTICS INC.

Pursuant to Section 242 of
the General Corporation Law of the
State of Delaware

MENLO THERAPEUTICS INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [•] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.
SECOND: Upon the Effective Time, Section 1 of Article IV of the Corporation’s Amended and Restated Certificate of Incorporation, relating to the capital structure of the Corporation, is hereby amended to read in its entirety as set forth below:
Section 1. This Corporation is authorized to issue two classes of capital stock which shall be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is [•], of which [•] shares shall be Common Stock and 20,000,000 shares shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.
THIRD: This Certificate of Amendment shall become effective as of [                 ], 2020 at [           ] [a.m./p.m.].
FOURTH: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the

A-1

Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on August 3, 2020, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [      ] day of [      ], 2020.
MENLO THERAPEUTICS INC.
By:
Name:
Title:

A-2

MENLO THERAPEUTICS INC. 520 U.S. HIGHWAY 22, SUITE 204 BRIDGEWATER, NJ 08807 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D18022-P41741 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MENLO THERAPEUTICS INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following Class II director nominees: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1.To elect two Class II directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are elected Class II directors Nominees: 01)      Sharon Barbari 02)      Rex Bright The Board of Directors recommends you vote FOR proposals 2 and 3. For      Against      Abstain 2.To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020; 3.To approve and adopt amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”) to (i) effect a reverse stock split of the Company’s common stock on or before August 3, 2021 at a ratio ranging from 1-for-2 shares up to a ratio of 1-for-7 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Stock Split”), and (ii) reduce the number of authorized shares of the Company’s common stock by a corresponding ratio (the “Authorized Share Reduction”); 4.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D18023-P41741 MENLO THERAPEUTICS INC. Annual Meeting of Stockholders August 3, 2020 10:00 a.m. Local Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Domzalski and Andrew Saik, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MENLO THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on August 3, 2020, at 10:00 a.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side